UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2018

Allegro Beauty Products, Inc.

(Exact Name of Registrant as Specified in Its Charter)

____________________________________________________________________________________

Nevada	333-214549	81-2805555
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

2 Hamanofim St.

Herzliya Pituach 4672562

Israel

(Address of principal executive offices and Zip Code)

+972-3-612-6966

(Registrant's telephone number, including area code)

2101 29th St.

San Diego, CA  92104

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01Changes in Control of Registrant

On August 29, 2018, Allegro Beauty Products, Inc. (the "Company") underwent a change in control.  The Company's largest shareholder, Barbara Chardi (the “Seller”), sold 5,500,000 shares of the Company's common stock, representing approximately 68.5% of the Company's total issued and outstanding shares of common stock, to Compunet Holdings AA Ltd., an Israeli company controlled by Mr. Alon Elbaz, (the “Buyer”).  A copy of the Securities Purchase Agreement is filed herewith as Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In accordance with the terms of the Securities Purchase Agreement, the following changes were made to the Board of Directors and management of the Company.  Effective as of August 29, 2018, Mr. Alon Elbaz was appointed a Director of the Company.  Effective as of August 29, 2018, the Company accepted the resignation of Barbara Chardi as the sole officer of the Company and as a member of the Company’s Board of Directors.  The resignation of Ms. Chardi was not due to any disagreement with the Company on any matter relating to its operations, policies, or practices. Effective as of August 29, 2018, Mr. Alon Elbaz was appointed as the Chief Executive Officer of the Company, and Ms. Limor Mamon was appointed as the Chief Financial Officer of the Company.

Since 2003, Mr. Elbaz, age 47, has served as Chief Executive Officer of the NetPay International group of companies.  NetPay International is a payment services provider that has been providing secure and safe credit card clearing services since 1997. Mr. Elbaz will not be receiving any compensation at this time for serving as a Director or as the Chief Executive Officer of the Company.

Since 2009, Ms. Mamon, age 49, has served as Chief Financial Officer of the NetPay International group of companies.  NetPay International is a payment services provider that has been providing secure and safe credit card clearing services since 1997.  Ms. Mamon earned a B.A. in Finance and Accounting from Tel Aviv University.  Ms. Mamon will not be receiving any compensation at this time for serving as the Chief Financial Officer of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

 The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of August 23, 2018, between Compunet Holdings AA Ltd. and Barbara Chardi

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGRO BEAUTY PRODUCTS, INC. &NBSP;&NBSP;

By       /s/ Alon Elbaz

 Name:  Alon Elbaz

 Title:Chief Executive Officer

Date:  September 4, 2018